Exhibit 99.1

INTRODUCTION TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2008 gives effect to the sale of the Stonehenge as described in Items 2.01 and 8.01 of this Current Report on Form 8-K, as if they had occurred on September 30, 2008.

The accompanying unaudited pro forma condensed consolidated statement of operations for the three and nine months ended September 30, 2008 and for the period November 9, 2007 to December 31, 2007 (Going Concern Basis) and the consolidated statements of changes in net assets in liquidation for the period January 1, 2007 to November 8, 2007 (Liquidation Basis) give effect to the sale of the Stonehenge and related transactions as described in Items 2.01 and 8.01 of this Current Report on Form 8-K, as if they had occurred on January 1, 2007.

The unaudited pro forma condensed consolidated financial statements are subject to a number of estimates, assumptions and other uncertainties, primarily the sixty-day post-closing true-up of accounts receivable , and do not purport to be indicative of the actual consolidated financial position or consolidated results of operations or consolidated changes in net assets that would have occurred had the transaction reflected therein in fact occurred on the dates specified, nor do such condensed consolidated financial statements purport to be indicative of the results of consolidated operations or consolidated financial condition that may be achieved in the future.  These unaudited pro forma condensed consolidated financial statements should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and all of the condensed consolidated financial statements and notes thereto contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.

GOLF TRUST OF AMERICA, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

BALANCE SHEET (Going Concern Basis)

AS OF SEPTEMBER 30, 2008

	Historical	Adjustments		Pro forma

ASSETS
Current assets:
Cash and cash equivalents	$8,239,000	$—		$8,239,000
Receivables – net	27,000	—		27,000
Note receivable – current portion	133,000	—		133,000
Other current assets	72,000	—		72,000
Current assets of discontinued operations	594,000	(325,000	)(1)	269,000
Total current assets	9,065,000	(325,000)		8,740,000
Note receivable, net of current portion	220,000	—		220,000
Property and equipment, net	1,048,000	—		1,048,000
Non-current assets of discontinued operations	4,055,000	(4,055,000	)(2)	—
Total assets	$14,388,000	$(4,380,000)		$10,008,000
LIABILITIES
Current liabilities
Accounts payable	$66,000	$—		$66,000
Accrued expenses and other liabilities	180,000	—		180,000
Current liabilities of discontinued operations	4,772,000	(4,506,000	)(3)	266,000
Total current liabilities	5,018,000	(4,506,000)		512,000
Non-current liabilities of discontinued operations	845,000	(845,000	)(4)	—
Total liabilities	5,863,000	(5,351,000)		512,000
Commitments and contingencies
STOCKHOLDERS’ EQUITY
Common stock, $.01 par value, 90,000,000 shares authorized, 7,317,163 issued and outstanding	73,000	—		73,000
Additional paid-in capital	8,766,000	—		8,766,000
Retained earnings (deficit)	(314,000)	971,000	(5)	657,000
Total stockholders’ equity	8,525,000	971,000		9,496,000
Total liabilities and stockholders’ equity	$14,388,000	$(4,380,000)		$10,008,000

See accompanying introduction and notes to the unaudited pro forma condensed consolidated financial statements.

GOLF TRUST OF AMERICA, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENT OF OPERATIONS (Going Concern Basis)

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008

	Historical	Adjustments		Pro forma

Revenues
Total revenues	$—	$—		$—
Expenses
Depreciation and amortization	2,000	—		2,000
General and administrative	1,342,000	—		1,342,000
Total expenses	1,344,000	—		1,344,000
Operating loss	(1,344,000)	—		(1,344,000)
Other income (expense)
Other income	1,641,000	—		1,641,000
Other expenses	(6,000)	—		(6,000)
Interest income	157,000	—		157,000
Interest expense	(4,000)	—		(4,000)
Other income, net	1,788,000	—		1,788,000
Income from continuing operations before income tax provision	444,000	—		444,000
Income tax provision	—	—		—
Net income from continuing operations	444,000	—		444,000

Results of discontinued operations	(576,000)	576,000	(6)	—

Net (loss) income	$(132,000)	$576,000		$444,000

Basic and diluted earnings (loss) per share
From continuing operations	.06	—		.06
From discontinued operations	(.08)	.08	(6)	—
Net (loss) income per share	(.02)	.08		.06

Weighted average number of shares—basic and diluted	7,317,163	—		7,317,163

See accompanying introduction and notes to the unaudited pro forma condensed consolidated financial statements.

GOLF TRUST OF AMERICA, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENT OF OPERATIONS (Going Concern Basis)

FOR THE PERIOD NOVEMBER 9, 2007 TO DECEMBER 31, 2007

	Historical	Adjustments		Pro forma

Revenues
Golf operating revenue	$139,000	$(139,000	)(7)	$—
Food and beverage revenue	108,000	(108,000	)(7)	—
Membership dues and fees	290,000	(290,000	)(7)	—
Other club revenue	12,000	(12,000	)(7)	—
Total revenues	549,000	549,000		—
Expenses
Golf operating expenses	94,000	(94,000	)(7)	—
Food and beverage expenses	98,000	(98,000	)(7)	—
Other club expenses	217,000	(217,000	)(7)	—
Depreciation and amortization	86,000	(86,000	)(7)	—
General and administrative	234,000	—		234,000
Total expenses	729,000	(495,000)		234,000
Operating loss	(180,000)	(54,000	)(7)	(234,000)

Other income (expense)
Interest income	50,000	—		50,000
Interest expense	(55,000)	55,000	(8)	—
Other income (expense), net	(5,000)	55,000		50,000

Net loss (income)	$(185,000)	$1,000		$(184,000)

Loss per share—basic and diluted	$(.02)	$—		$(.02)

Weighted average number of shares—basic and diluted	7,317,163	—		7,317,163

See accompanying introduction and notes to the unaudited pro forma condensed consolidated financial statements.

GOLF TRUST OF AMERICA, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENT OF CHANGES IN NET ASSETS (LIQUIDATION BASIS)

FOR THE PERIOD JANUARY 1, 2007 TO NOVEMBER 8, 2007

	Historical	Adjustments		Pro Forma

Net assets in liquidation, beginning of period	$13,865,000	$—		$13,865,000
Changes in net assets in liquidation:
Adjustments to liquidation reserve:
Operating income	516,000	(57,000	)(9)	459,000
Net interest expense	(928,000)	348,000	(10)	(580,000)
Increase in reserve for estimated liquidation costs and capital expenditures	(1,357,000)	(291,000	)(11)	(1,648,000)
Subtotal of adjustments to liquidation reserve	(1,769,000)	—		(1,769,000)

Decrease in fair value of the real estate assets	(3,062,000)	—		(3,062,000)
Decrease in the fair value of other assets	(400,000)	—		(400,000)
Subtotal of adjustments to liquidation reserve and decrease in fair value of assets	(5,231,000)	—		(5,231,000)
Forgiveness of preferred stock obligation	2,500,000	—		2,500,000
Net change in net assets in liquidation	(2,731,000)	—		(2,731,000)
Net assets in liquidation, end of period	11,134,000	—		11,134,000

Adjustments relating to the change from the liquidation basis of accounting to the going concern basis of accounting:
Adjustment of real estate and other assets from net realizable value to lower of historical cost or market value	(2,856,000)	640,000	(12)	(2,216,000)
Reversal of previously accrued liquidation costs net of accrued liabilities	388,000	—		388,000
Net adjustments relating to the change from the liquidation basis of accounting to the going concern basis of accounting	(2,468,000)	640,000		(1,828,000)
Stockholders’ equity—November 8, 2007 (going concern basis)	$8,666,000	$640,000		$9,306,000

See accompanying introduction and notes to the unaudited pro forma condensed consolidated financial statements.

GOLF TRUST OF AMERICA, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

Please refer to the Introduction on page 1 of this Exhibit 99.1.

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2008

(1)

Reflects the removal of the current assets of Stonehenge which includes inventory and prepaid expenses as of September 30, 2008. The pro forma current assets retained in the sale of approximately $269,000 as of September 30, 2000 includes cash, accounts receivable and prepaid property insurance that will be refunded to the Company.

(2)	Reflects the removal of the carrying amount of the real estate sold (i.e., the property, buildings and equipment) as of September 30, 2008.

(3)

Reflects the removal of the current liabilities of the Stonehenge which were either paid concurrent with the closing of the sale or assumed by the buyer. These current liabilities include the revolving credit line debt, the short-term portion of deferred revenue, and certain other accrued liabilities as of September 30, 2008. The pro forma current liabilities retained in the sale of approximately $266,000 include accounts payable and certain accrued expenses.

(4)	Reflects the removal of the non-current liabilities that were assumed by the buyer in the sale which includes the long-term portion of deferred revenue, capital leases and notes payable.

(5)	The net impact on stockholder’s equity of the transaction occurred as of September 30, 2008.

Unaudited Pro Forma Condensed Consolidated Statement of Operations (Going Concern Basis) for the Nine Months Ended September 30, 2008

(6)	Reflects the net operating loss including the interest expense related to the Textron revolving line of credit of Stonehenge for the nine months ended September 30, 2008.

Unaudited Pro Forma Condensed Consolidated Statement of Operations (Going Concern Basis) for the Period November 9, 2007 to December 31, 2007

(7)	Reflects the operating revenue, operating expenses and net operating loss of Stonehenge for the period November 9, 2007 to December 31, 2007.

(8)	Reflects the interest expense from the Textron revolving line of credit for the period November 9, 2007 to December 31, 2007.

Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets (Liquidation Basis) for the Period January 1, 2007 to November 8, 2007

(9)	Reflects the net operating income of Stonehenge for the period January 1, 2007 to November 8, 2007.

(10)	Reflects the interest expense from the Textron revolving line of credit for the period January 1, 2007 to November 8, 2007.

(11)

Reflects the reversal of the liquidation accrual for the operating results of Stonehenge and for the accrual for the interest expense from the Textron revolving line of credit for the period January 1, 2007 to November 8, 2007.

(12)

Reflects the difference between (i) the pro forma loss assuming a sale of Stonehenge occurred on January 1, 2007 and (ii) the adjustment to the carrying value of the real estate (to reflect the real estate at fair market value) when the Company exited the plan of liquidation on November 8, 2007.  Prior to the adjustment on November 8, 2007, the carrying value of the Stonehenge assets was approximately $6,800,000.  The pro forma loss at January 1, 2007 assuming a sale price of $4.1 million and the assumption of certain liabilities is approximately $2.2 million.